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                               SUBLEASE AGREEMENT





This lease made this 5th day of July, 1995, by and between Insurance Company of Ohio, herein called "Lessor" and Tom Witkowski, herein called "Lessee".

This sublease agreement refers to the attached lease dated September 16,1993, by and between Engwiller Properties, Inc., and Insurance Company of Ohio ("Original Lease").

PREMISES          1.  Lessee hereby leases to Lessor, and Lessor hereby leases from Lessee, the premises at 105-109 North Main St. (Suite
                      205, Second Floor), Mansfield Ohio, the leased premises described in paragraph two under section 1. PREMISES, of Original Lease.

TERM              2.  The term of this lease shall be for eighteen (18) months commencing on or before August 1, 1995.

RENT              3.  (a)  Lessor shall pay monthly rent of Five Hundred Dollars
                      ($500) on or before the first day of each month during the lease term. Rent received later than the 7th day of the month due will be increased by 10 percent.

                  3. (b) Lessor shall pay a Common Area Charge of One Hundred Thirty-Five Dollars and Seventy-One Cents ($135.71) per month payable on or before the first day of each month during the least term. Payment received later than the 7th day of the month due will be increased by 10 percent.

                  3. (c) Tenant shall pay a deposit to Lessor before the commencement of the lease term equivalent to the rent for one month, which deposit shall be used to secure the performance of Lessee under the lease. The deposit may not be used by Lessee as a substitute for any portion of the rental obligation and shall be returned to Lessee at the end of the lease term, less deductions, if any, on account of violation of any provision of the lease.

                  3. (d) Parking will be added to the base rent charge at the rate of $20.00 per month, per space reserved.

SPECIAL           4.  Refer to section 4. SPECIAL PROVISION of Original Lease
 PROVISION            replacing "Tenant" with "Lessee".


                                  Page 1 of 4

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UTILITIES         5.  The parties agree to furnish and pay utilities and real
AND REAL              estate taxes indicated below and as may be referred to in
ESTATE TAXES          subsequent provisions of the lease.
                          (a)Heat, by Lessee.
                          (b)Electricity, by Lessee.
                          (c)Water and sewer, by Lessee.
                          (d)Telephone, by Lessee.
                          (e)Real estate taxes and assessments, by Lessee.
                          (f)Fire and extended coverage insurance as to the
                             building, by Landlord.
                          (g)Fire and extended coverage insurance as to the
                             contents of the building and liability by the Lessee.
                          (h)Security system monitoring fee due for 1996, by
                             Lessee.
                  Refer to last paragraph, section 5. UTILITIES and REAL ESTATE TAXES of Original Lease replacing "Tenant" with "Lessee".

USE               6.  Refer to section 6. USE of Original Lease replacig
                      "Tenant" with "Lessee".

SIGNS             7.  Lessee may install such signs and window lettering as may reasonably be necessary to Lessee's business, provided they comply with all local ordinances and are reasonable in size and attractive in appearance and are subject to other restrictions, if any, contained in the lease. All signage is subject to Landlord's approval. Drawings and color scheme to be submitted to Landlord for approval prior to fabrication of sign.

NOTICES           8.  Notices and payments to the Lessor shall be addressed to
                      Lessor at P.O. Box 3500, Red Wing, MN 55066. All notices to Lessee shall be addressed to: Tom Witkowski, 105 North
                      Main Street, Suite 205, Mansfield, OH  44902.

SURRENDER         9.  Refer to section 9. SURRENDER of Original Lease agreement replacing "Tenant" with "Lessee" and "Landlord" with "Lessor".

ASSIGNMENT        10. Lessee may not assign this lease or sublet all or part of the premises.

LESSOR'S          11. Lessor may terminate this lease and take possession of the
REMEDIES premises without waiving any rights which they may have at law, without further notice following either of these events: (a) That Lessee fails to pay the rent due under this lease within 15 days following written notice of default; (b) That Lessee fails to commence the correction of any other violation of its covenants within 15 days after written notice, or having commenced to correct the same, should fail to carry the same to conclusion with due diligence; (c) That Lessee makes an assignment for the benefit of creditors or is adjudicated a bankrupt.

LESSEE'S          12. In the event the Lessor is in default under this lease and
REMEDIES shall fail to commence to correct such default within 15 days after receiving notice of such default from Lessor, Lessee may, at its option, correct the default on the account of the Lessor and make appropriate reduction in rent payments if expenses are incurred by Lessee in correcting the default.




                                   Page 2 of 4
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REPAIRS           13. Refer to section 13. REPAIRS of Original Lease replacing
                      "Tenant" with "Lessee" and "Landlord" with "Lessor".

RESTORATION       14. Refer to section 14. RESTORATION of Original Lease
                      replacing "Tenant" with "Lessee" and "Landlord" with "Lessor".

ENTRY             15. (a)  Refer to section 15. ENTRY of Original Lease
                      replacing "Tenant" with "Lessee".
                      (b) Upon 24 hour verbal notice to the Lessee, the Landlord may show the facility to prospective tenants.

HOLDOVER          16. This lease does not contain a holdover clause.

QUIET             17. Refer to section 17. QUIET ENJOYMENT of Original Lease
ENJOYMENT             replacing"Tenant" with "Lessee".

ALTERATIONS       18. (a)  Refer to section 18. ALTERATIONS of Original Lease replacing "Tenant" with "Lessee".
                      (b) All partitions must be freestanding in nature. Physical attachment to the floor, walls, or ceilings are not permitted.

INSURANCE         19. Refer to section 19. INSURANCE and INDEMNIFICATION of
AND                   Original Lease replacing "Tenant" with "Lessee".
INDEMNIFICATION

EMINENT           20. Refer to section 20. EMINENT DOMAIN of Original Lease
DOMAIN                replacing "Tenant"with "Lessee".

MORTGAGES         21. Refer to section 21. MORTGAGES SUBORDINATION of Original
SUBORDINATION         Lease replacig "Tenant" with "Lessee".

COMMUNITY         22. Upon one week prior written notice, the Landlord may
BETTERMENT            exercise its right to use the balcony area for functions
                      contributing to the betterment of the community and historic district. The Landlord is held liable for any property damage or legal liability resulting from its use of the facility.

SUCCESSION        23. This lease shall benefit and be binding upon the Lessor
                      and Lessee and their respective heirs,   representatives,
                      successors and assigns.

MEMORANDUM        24. Upon request of either party, the parties shall execute a memorandum of lease suitable for recording, which shall be recorded in Richland County, Ohio, by either party.


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IN WITNESS WHEREOF, this lease has been duly executed as of the first date above written.

In presence of:

/s/ Cheryl R. Johnson                   INSURANCE COMPANY OF OHIO
--------------------------

/s/ Anita Gadient                       By  /s/ Cheri S. Anderson
-----------------------------               ---------------------

                                                         LESSOR

                                        TOM WITKOWSKI

                                        By  /s/ Tom Witkowski
                                            -----------------
                                                         LESSEE


STATE of OHIO
COUNTY OF RICHLAND, SS:

Before me a Notary Public in and for said County and State, personally appeared Tom Witkowski, of Witkowski & Associates, who acknowledged that he signed the foregoing instrument and the fully authorized officer of said Business and that the same is his free act and deed as such officer and the free act and deed of said Business.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Mansfield,
Ohio, this   31st   day of     July    , 1995.
           --------        ------------


                                        By  /s/ Nancy A. Shutt
                                            ------------------------------------
                                            Notary Public



STATE of MINNESOTA
COUNTY OF GOODHUE, SS:

Before me a Notary Public in and for said County and State, personally appeared Cheri S. Anderson, of Insurance Company of Ohio, who acknowledged that she signed the foregoing instrument and the fully authorized officer of Insurance Company of Ohio and that the same is her free act and deed as such officer and the free act and deed of said Business.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Red Wing,
Minnesota, this    26th    day of     July    , 1995.
                ----------        ------------


                                        By  /s/ Mary B. Plein
                                            -----------------
                                             Notary Public

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